Next Generation Cancer Therapies 38th Annual J.P. Morgan Healthcare Conference January 14, 2020 Exhibit 99.1

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "will," "expect," "plan," "anticipate," "estimate," "intend" and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. Forward-looking statements in this presentation include, but are not limited to, the therapeutic potential of trilaciclib, rintodestrant (G1T48), and lerociclib, the expected timing of data availability from ongoing clinical trials, the expected timing of initiation of future clinical trials, the expected timing for the completion of marketing applications in the U.S. and Europe for trilaciclib in SCLC, and the ability to add additional indications for trilaciclib, and are based on the Company’s expectations and assumptions as of the date of this presentation. Each of these forward-looking statements involves risks and uncertainties. Factors that may cause the Company’s actual results to differ from those expressed or implied in the forward-looking statements in this presentation are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the "Risk Factors" sections contained therein and include, but are not limited to, the Company’s ability to complete clinical trials for, obtain approvals for and commercialize any of its product candidates; the Company’s initial success in ongoing clinical trials may not be indicative of results obtained when these trials are completed or in later stage trials; the inherent uncertainties associated with developing new products or technologies and operating as a development-stage company; the Company’s development of a CDK4/6 inhibitor to reduce chemotherapy-induced myelosuppression is novel, unproven and rapidly evolving and may never lead to a marketable product; and market conditions, including competition. Except as required by law, the Company assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available. Forward-looking statements

Next-generation cancer therapies Lerociclib Differentiated oral CDK4/6 inhibitor Trilaciclib First-in-class myelopreservation therapy Rintodestrant (G1T48) Potential best-in-class oral SERD

Committed to improving lives and outcomes of people living with cancer

U.S. patients receive chemotherapy annually Current chemotherapy landscape ~1M Chemotherapy remains the cornerstone of treatment for most cancers is currently an unavoidable consequence of chemo that impacts patient safety, QoL and costs to the HC system Myelosuppression Hospitalizations and unscheduled office visits Chemotherapy dose delays and reductions Risk of bleeding: platelet transfusions RBC transfusions and ESA rescue Fatigue Risk of infection: G-CSF use, associated bone pain Neutropenia and anemia Impaired anti-tumor immunity

“ Patient experience of myelosuppression: burdensome and far-reaching *Sterling IRB-reviewed online survey in 4Q19 of 301 patients treated with chemotherapy within past 12 months who experienced myelosuppression; respondents: 51% breast cancer; 33% lung cancer; 16% colorectal cancer; manuscript in preparation “…the overall fatigue was the worst. It stole my energy and joy for both life and family. It made me want to quit chemo numerous times.” “I don’t feel like doing ANYTHING some days. It’s like depression but completely physical. Of course, everyone’s trying to be supportive. And I have my own obligations, but I feel like a burden.” ” 89% OF CANCER PATIENTS with myelosuppression rate it as having a moderate to major impact on their life* “…it so happened I had a father dying in the hospital and I was strictly forbidden from entering a hospital (except my own).”

What if we can improve the chemo experience for people living with cancer?

Our solution: Trilaciclib First-in-class myelopreservation therapy that has the potential to make chemotherapy safer, improve the patient experience, and in some settings, help patients live longer

30-minute IV infusion prior to chemo; given first time and every time chemo is administered Preserves bone marrow and immune system function from damage by chemo Protects patients from the dangerous side effects of myelosuppression In some settings, may help patients live longer Can be incorporated into multiple chemo regimens, including I/O + chemo FDA Breakthrough Therapy Designation for SCLC Our solution: trilaciclib *As observed in clinical trials to date

Body of evidence in SCLC: three randomized trials Trilaciclib reduces chemotherapy-related toxicity and need for rescue interventions Less neutropenia and anemia Significant improvement in patient experience, notably less fatigue Reduced G-CSF usage and transfusions Three randomized, placebo-controlled, double-blind trials in: 1st-line SCLC (+ etop/carbo), 1st-line SCLC (+ etop/carbo/Tecentriq), 2nd/3rd-line SCLC (+ topotecan)

Improved treatment experience in SCLC Patient survey findings* (patients not enrolled in trilaciclib trials) 88% of SCLC respondents reported that myelosuppression had moderate to major impact on their life Of those, 63% noted fatigue as their biggest myelosuppressive issue Of those who noted fatigue, average rating of 8.4 on 10-point scale of how bothersome fatigue was Patient Reported Outcomes data (n=235) (pooled from three randomized, placebo-controlled, double-blind trials) Subscale <<Trilaciclib Better Placebo Better>> Hazard Ratio (95% CI) Fatigue 0.56 (0.37, 0.85) Functional Well-being 0.44 (0.28, 0.70) Physical Well-being 0.62 (0.39, 0.97) Anemia – Trial Outcome Index 0.53 (0.34, 0.83) Functional Assessment of Cancer Treatment - Anemia 0.46 (0.29, 0.72) Updated from data presented at MASCC 2019 1 *Sterling IRB-reviewed online survey in 4Q19

Significant multi-lineage myelopreservation benefits support improved patient experience PLACEBO + CHEMO TRILA + CHEMO Patients (intent-to-treat population) 119 123 P-VALUE* Neutrophils Mean duration (days) of severe neutropenia in cycle 1 (SD) 4 (5.1) 0 (1.8) <0.0001 Occurrence of severe neutropenia 63 (52.9%) 14 (11.4%) <0.0001 Occurrence of G-CSF administration 67 (56.3%) 35 (28.5%) <0.0001 Incidence of G-CSF administration (event rate per 100 cycles) 40.6 16.4 <0.0001 Red Blood Cells Occurrence of Grade 3/4 anemia 38 (31.9%) 25 (20.3%) 0.0279 Occurrence of ESA administration 14 (11.8) 4 (3.3%) 0.0254 Occurrence of RBC transfusions on/after 5 weeks 31 (26.1%) 18 (14.6%) 0.0252 Incidence of RBC transfusions on/after 5 weeks (event rate per 100 weeks) 3.1 1.5 0.0027 Platelets Occurrence of Grade 3/4 thrombocytopenia 43 (36.1%) 24 (19.5%) 0.0067 *2-sided p-value; pooled data from three randomized, placebo-controlled, double-blind SCLC trials, updated from data presented at MASCC 2019

Preparing to bring trilaciclib to market in SCLC Rolling NDA submission initiated 4Q19; expect to complete submission 2Q20 Building strong, functional capabilities in U.S. Key Account Managers Medical Science Liaisons National, Government Account Managers (contracted) Sales Reps (via CSO) Field Reimbursement Managers (contracted) U.S. Evaluating partnership opportunities to commercialize trilaciclib ex-U.S. Planning to submit MAA in 2H20 Ex-U.S.

Patients able to tolerate more cycles of chemo, without increased toxicity Reduced rate of RBC transfusions Patient-reported outcomes data support improved patient experience Significant improvement in OS Pursuing additional indications: breast cancer Preliminary survival benefit observed in mTNBC randomized trial

Preliminary overall survival benefit in mTNBC Group 1: GC only (Day 1/8) (n=34); Group 2: trilaciclib + GC (Day 1/8) (n=33); Group 3: trilaciclib only (Day 1/8), trilaciclib + GC (Day 2/9) (n=35) ESMO 2019: Trilaciclib improves overall survival when given with gemcitabine/carboplatin (GC) in patients with metastatic triple negative breast cancer (mTNBC) in a randomized Phase 2 trial; Abstract #6255. Results published concurrently in The Lancet Oncology ITT population Control (GC only) (Group 1) Trilaciclib + GC (Group 2) Trilaciclib + GC (Group 3) Trilaciclib + GC (Group 2+3) N = 34 N = 33 N = 35 N = 68 Median OS (months) 12.6 20.1 17.8 20.1 HR 0.33 0.34 0.36 p-value 0.028 0.0023 0.0015 Median PFS (months) 5.7 9.4 7.3 8.8 HR 0.60 0.59 0.59 p-value 0.13 0.12 0.063 Hypothesis: trilaciclib’s preservation of immune system function during chemo drives OS benefit

Next step in breast cancer: I-SPY 2 neoadjuvant trial

Goals of Phase 2 trial

- Evaluate trilaciclib in broadly-used chemo regimens (e.g. Taxol + AC)
- Evaluate trilaciclib in all breast cancer sub-types (ER+, HER2+, TNBC)
- Evaluate impact of trilaciclib on tumor immune microenvironment +/- PD-1
- Endpoints: biomarkers, efficacy and myelopreservation

Neoadjuvant breast cancer with high risk of recurrence → could be any HR or HER2 status (10 biomarker subtypes)

Four-arm Bayesian design

Chemotherapy + trilaciclib


Mab added for HER2+ pts
Taxol + trila
AC + trila
Taxol
AC
Surgery
Chemotherapy + PD-1 + trilaciclib
Mab added for HER2+ pts
Taxol + trila + PD-1
AC + trila
Taxol + PD-1
AC
Surgery

AC = adriamycin and cyclophosphamide

G1 THERAPEUTICS
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Opportunity to improve patient outcomes across multiple indications ~1 million* patients in planned indications 68,000 Small Cell Lung Cancer >350,000 Adjuvant Breast Cancer 20,000 Metastatic Triple-Negative Breast Cancer >500,000 Colorectal Cancer *Includes U.S., EU5 and Japan; Decision Resources Group estimate for chemo-treated patients in 2027; see Slide 31 for detail

Next steps for trilaciclib across multiple indications Colorectal Cancer Initiate Phase 3 trial in 4Q20 Breast Cancer Initiate I-SPY2 trial in 2Q20 Updated OS data from mTNBC trial in 2H20 SCLC Complete NDA submission in 2Q20 PDUFA date assigned in 3Q20 (pending acceptance) MAA submission in 2H20

Next-generation cancer therapies Lerociclib Differentiated oral CDK4/6 inhibitor Trilaciclib First-in-class myelopreservation therapy Rintodestrant (G1T48) Potential best-in-class oral SERD

Opportunity to improve options in first-line and adjuvant settings with oral SERD Improving options for ER+, HER2- breast cancer ER degradation shown to be most effective means of blocking estrogen signaling in ER+, HER2- breast cancer Only available SERD is fulvestrant – painful intramuscular injections

Rintodestrant Phase 1 data: well tolerated with proof-of-concept anti-tumor activity ESMO 2019: Dose-escalation study of G1T48, an oral selective estrogen receptor degrader (SERD), in postmenopausal women with ER+/HER2- locally advanced or metastatic breast cancer (ABC); Abstract #3587 Well tolerated; favorable safety profile observed at all dose levels Preliminary evidence of anti-tumor activity in heavily pre-treated population No dose-limiting toxicities observed; maximum tolerated dose not reached AEs mostly Grade 1, no bradycardia or cytopenias 18F-FES PET scans: ER occupancy ≥ 80% in doses ≥ 600 mg

Assessing the potential of rintodestrant Phase 1/2a program w/ ~100 patients enrolled by YE20: additional data 2H20 ~65 patients enrolled in Phase 1/2a trial to identify dose (expansion cohorts of 600 mg and 1,000 mg monotherapy) Collecting PD data from biopsies to confirm activity in the tumor Additional arm to include another ~40 patients evaluating rintodestrant + palbociclib combination

Significant potential to improve ER+ breast cancer treatment >450,000 2L, 1L, and adjuvant ER+ BC patients globally 89,000 2L 139,000 1L 223,000 Adjuvant (Stage II / III) 33 months 14 months 60 months median duration of therapy *Source: secondary epi sources, Decision Resources Group 2027 estimates for U.S., EU5 and Japan **Duration estimates based on similar trial results in the same or similar patient populations as planned trials

Next-generation cancer therapies Lerociclib Differentiated oral CDK4/6 inhibitor Trilaciclib First-in-class myelopreservation therapy Rintodestrant (G1T48) Potential best-in-class oral SERD

Lerociclib: differentiated oral CDK4/6 inhibitor

	DOSE-LIMITING NEUTROPENIA	MONITORING REQUIREMENT	DOSING HOLIDAY	QT PROLONGATION	DILI	GRADE 3/4 DIARRHEA	VTE
Ibrance®	x	x	x	–	–	–	–
Kisqali®	x	x	x	x	x	–	–
Verzenio®	x	x	–	–	x	x	x
lerociclib	–	Potential for less monitoring	–	–	–	–	–

Differentiated PK and tolerability profile

Continuous dosing (no holiday) with fewer dose-limiting toxicities

Potential for less CBC monitoring, reducing patient & physician burden

G1 THERAPEUTICS

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Phase 1b/2 trial: 110 patients lero + fulvestrant (similar entry criteria to PALOMA 3) Clinical overview: improved safety and tolerability profile Updated data 2H20 on 150mg and 200mg BID cohorts, enabling Phase 3 dose selection Low rates of stomatitis and alopecia across all dose levels 65.2% clinical benefit rate; median progression-free survival of 15 months (immature) Low rates of Grade 4 neutropenia without a drug holiday SABCS 2019: Dose escalation and expansion study of lerociclib (G1T38), an oral CDK4/6 inhibitor, dosed with no drug holiday in combination with fulvestrant in patients with HR+/HER2- advanced breast cancer; Abstract #P1-19-17

Significant progress in 2019, setting up catalysts in 2020 Trilaciclib Breakthrough Therapy designation for SCLC Began rolling NDA submission for SCLC Preliminary OS improvement in TNBC Rintodestrant (G1T48) Phase 1 data demonstrated POC and potential best-in-class profile Completed Phase 2a monotherapy enrollment Lerociclib Demonstrated POC and differentiation from existing CDK4/6i Completed enrollment of BC and lung trials

2020: near-term clinical and regulatory milestones Therapy Indication 1H20 2H20 Trilaciclib Small cell lung cancer Complete NDA submission PDUFA date assigned; MAA filing Breast cancer Initiate I-SPY 2 trial OS update from Phase 2 TNBC trial Metastatic colorectal cancer FDA pre-Phase 3 meeting Initiate Phase 3 trial Rintodestrant (G1T48) ER+, HER2- BC Initiate Phase 2 expansion w/ palbociclib combination Data update Lerociclib ER+, HER2- BC (+ fulvestrant) Data update

G1 Therapeutics: improving outcomes in cancer treatment Trilaciclib: near-term commercial opportunity to improve outcomes for patients receiving chemo Rintodestrant: potential best-in-class oral SERD Global rights to all compounds provides multiple options for value-creating partnerships Well funded with cash runway into 2H21

Appendix

Potential to improve outcomes across tumor types

Trilaciclib used first time, and every time, patient receives chemotherapy



Global Chemotherapy Treated Incident Patients (G7)*
250,000
200,000
150,000
100,000
50,000
-
Japan
EU5
US
SCLC: 68K
Adjuvant BC: >350K
CRC: >500K
mTNBC 20K
5,000
17,000
16,000
4,000
13,000
13,000
7,000
26,000
32,000
20,000
88,000
94,000
12,000
43,000
35,000
47,000
87,000
43,000
37,000
68,000
38,000
46,000
89,000
46,000
3,000
9,000
8,000
1L SCLC
2/3L SCLC
Adjuvant TNBC
Adjuvant HR+/HER2- BC
Adjuvant HER2+ BC
1L CRC
2/3L CRC
Adjuvant CRC
1L TNBC

	1L SCLC	2/3L SCLC	Adjuvant TNBC	Adjuvant HR+/HER2- BC	Adjuvant HER2+ BC	1L CRC	2/3L CRC	Adjuvant CRC	1L TNBC
% currently treated with eligible chemo regimen**	~100% (EP)	50% (topotecan or EP)	65% (AC)	50% (AC)	40% (AC)	80% (5-FU)	70% (5-FU)	50% (5F-U)	55% (GC, taxane, or IO + chemo)
Estimated mean # of cycles***	4-6	3-4	8	8	8	11-23	4-12	12	7-8

*Source: Secondary epi sources, 2027 estimates
**EP refers to any regimen that includes etoposide + platinum; GC refers to gemcitabine/carboplatin; AC refers to any regimen that includes Adriamycin and cyclophosphamide; 5-FU refers to any regimen that includes fluorouracil (e.g., FOLFOX). In addition to CRC, pancreatic cancer, gastroesophageal cancer and squamous cell carcinoma of the head and neck (SCCHN) are also treated with 5-FU regimens (% currently treated with 5-FU regimens varies by tumor type and region)
***Source: SCLC and TNBC: G1 Therapeutics' completed trials; CRC and Adjuvant BC: number of cycles for eligible chemo regimens from Decision Resources Group Treatment Landscape and Forecast Assumptions 2018 Reports (CRC and BC)

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